                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 June 1, 2001

               _________________________________________________
               Date of Report (Date of earliest event reported)


                         NANOPIERCE TECHNOLOGIES, INC.
             _____________________________________________________
            (Exact name of Registrant as specified in its charter)


 Nevada                              33-19598-D                     84-0992908
   _________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
         of incorporation)                                Identification Number)


                          370 17th Street, Suite 3580
                            Denver, Colorado 80202
           ________________________________________________________
             (Address of principal executive offices)   (Zip Code)


                                (303) 592-1010
            ______________________________________________________
             (Registrant's telephone number, including area code)
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ITEM 5          OTHER EVENTS

    On June 1, 2001 NanoPierce Technologies, Inc. (the "Registrant") received a letter of resignation from M. Albert Capote, resigning his position on the Registrant's Board of Directors, effective June 1, 2001. Mr. Capote resigned for personal reasons.
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 7, 2001                        NANOPIERCE TECHNOLOGIES, INC.



                                          /s/   Paul H. Metzinger
                                          -----------------------------------
                                          Paul H. Metzinger, President &
                                          Chief Executive Officer